SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 2, 2004

EMBARCADERO TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30293	68-0310015
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

425 Market Street, Suite 425, San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 834-3131

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

Walter F. Scott has resigned as Embarcadero’s vice president of sales effective today, February 2, 2004. Robert A. Oliphant, vice president of international operations, has assumed responsibility as interim vice president of sales and will continue to execute the Company’s current sales strategy.

* * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 2, 2004

EMBARCADERO TECHNOLOGIES, INC.

By:	/s/ Raj Sabhlok
Raj Sabhlok
Chief Financial Officer and Senior Vice President of Corporate Development